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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                  April 8, 1997



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                         Commission File Number 0-20872

                       ST. MARY LAND & EXPLORATION COMPANY
             (Exact name of Registrant as specified in its charter)




              Delaware                                41-0518430
    (State or other Jurisdiction         (I.R.S. Employer Identification No.)
  of incorporation or organization)



             1776 Lincoln Street, Suite 1100, Denver, Colorado 80203
             (Address of principal executive offices)     (Zip Code)




                                 (303) 861-8140
              (Registrant's telephone number, including area code)






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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On April 3, 1997, St. Mary Land & Exploration Company (the "Company") dismissed Coopers & Lybrand L.L.P. as independent accountants for the Company. On April 3, 1997, the Company engaged Arthur Andersen LLP as independent accountants for the Company for 1997. The decision to change independent accountants was approved by the Audit Committee of the Company's Board of Directors.

     The reports of Coopers & Lybrand L.L.P. on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the two most recent fiscal years and interim period subsequent to December 31, 1996, there have been no disagreements with Coopers & Lybrand L.L.P. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events. The decision to change independent accountants was based on the Company's efforts to obtain what it believes to be more cost-effective accounting and auditing services.

     The Company has requested that Coopers & Lybrand L.L.P. furnish it with a letter addressed to the Securities and Exchange Commission (the "Commission") stating whether it agrees with the above statements. The copy of such letter from Coopers & Lybrand L.L.P. to the Commission dated April 8, 1997, which states that Coopers & Lybrand L.L.P. agrees with the statements made by the Company herein, is filed as Exhibit 16.1 to this Form 8-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a)-(b) Not Applicable.

     (c) Exhibits.

         Exhibit 16.1 Letter from Coopers & Lybrand L.L.P. to the Securities and Exchange Commission dated April 8, 1997.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      St. Mary Land & Exploration Company



April 8, 1997                         By  /s/  MARK A. HELLERSTEIN
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                                          Mark A. Hellerstein
                                          President and Chief Executive Officer


April 8, 1997                         By  /s/  RICHARD C. NORRIS
                                          ------------------------
                                          Richard C. Norris
                                          Vice President - Accounting and
                                          Administration and Chief Accounting
                                          Officer